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                                                              ARTHUR ANDERSEN



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   ------------------------------------------


As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Registration Statement File No. 33-60702 for Hartford Life and Annuity Insurance Company Putnam Capital Manager Trust Separate Account Two on
Form N-4.



Hartford, Connecticut                                   /s/ Arthur Andersen LLP
September 20, 2000